     January 25, 2000

     Dear Ultra-Small Index Portfolio Shareholder,

     Bridgeway Ultra-Small Index Portfolio was the top-performing small-cap index fund in calendar 1999, up 31.5%. The Portfolio was up 29.6% in the last six months.

     1999 was the first year since 1993 that small companies outperformed large ones. That five-year period represents the longest period of large company stock market dominance in the last seven decades. While I discourage any market timing, I consider the recent small company "rally" to be "bullish" for our Portfolio. (For details, see "The Tide Has Turned.")

     Performance Summary

     Translation: We had a good year. On a cumulative basis (but not yet over shorter periods), we have very closely matched the performance of the CRSP index of ultra-small companies.

     The following table presents SEC standardized performance for 6 months, one-year and life-to-date. The graph below presents our cumulative quarterly performance versus the same benchmarks.


                                                             6 Months          1 Year        Life-to-Date
                                                              7/1/99           1/1/99         7/31/97 to
                                                            to 12/31/99     to 12/31/99       12/31/99(3)
                                                            -----------     -----------        --------

                  Ultra-Small Index Portfolio                  29.6%           31.5%             11.0%
                  CRSP Cap-Based Portfolio 10 Index(1)         19.7%           35.3%             10.9%
                  Russell 2000 Index(2)                        11.0%           21.3%              9.9%

          (1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2409 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices. This is the index we are seeking to match. (2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio. (3) Life-to-Date returns are annualized. Past performance does not guarantee future returns.


     [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 7/31/97 TO 12/31/99]



     The Tide Has Turned--Maybe

     Two of the more dramatic long-term historical stock trends have been the relative superior performance of small stocks (although definitely not the case over the last five years) and the persistence of large or small-stock dominance, typically for periods of time ranging from three to six years. The period from 1994 to 1998 represented the longest dominance of large stock performance over the last seven decades. However, small stocks edged out large ones in 1999.

     Based on prior historical trends (small stocks tend to outperform large ones in the current year if they did the year before) and based on some attractive current valuations (a greater number of small stocks appear cheap), I believe we could finally see a market more favorable to small U.S. stocks in 2000. If this is true, I expect ultra-small stocks to outperform all other size groups of U.S. domestic stocks.

     One caveat: the future never looks exactly like the past. Or, as Yogi Berra put it, "The future just ain't what it used to be." Nevertheless, I expect the trends above to hold over the long term.

     Disclaimer

     The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice.

     We Survived Y2K

     TRANSLATION: We didn't get overly excited about Y2K at Bridgeway; we just "hung in there" with our ultra-small focus.

     In previous letters I explained why we would not analyze the Y2K readiness of our individual holdings. (However, we did take precautions to prepare our own operations.) Some people were concerned that there would be major economic disruptions as a result of computers not being able to read or make calculations based on dates in the new century. My reasoning for ignoring this problem was two-fold.

     First, this is an index portfolio. We are not trying to beat the market. Second, moving money because of a possible computer problem seemed just another way to time the market, which neither I - nor the vast majority of people who try - do successfully. A (very) few Bridgeway shareholders did sell everything early in the quarter, hoping to invest again during a big downturn near the end of the year. Based on our recent performance numbers, these people missed quite a bit of investment appreciation.

     If there is a "moral" to this story, I think it would be to concentrate on what's important in the long term, and to resist the many ways to "time" the market. I plan to be fully invested at the next market correction, and undoubtedly my fund investments will also fall. I just strive to build up a cushion before it happens. 1999 gave us a pretty thick cushion.

     Tax Efficiency Update

     TRANSLATION: All of Bridgeway's portfolios rank in the top half among comparable funds in the area of tax efficiency. However, this Portfolio ranks in the top percentile so far. What's working in our favor is significant asset growth and tax management. What's working against us is the need to sell companies that outgrow our "ultra-small" charter.

     The following table indicates the tax efficiency over the last one- and five-year period:


                                                  % Tax
                                                  Efficiency    1-year        5-year
                                                  Since         Percentile    Percentile
                    Portfolio                     Inception     Rank          Rank
                    ---------                     ---------     ----------    ----------
                    Ultra-Small Index             100%           1st            NA
                    Aggressive Growth             94.1%         46th          17th
                    Ultra-Small Company           89.8%          1st          38th
                    Micro-Cap Limited             96.1%         26th            NA
                    Social Responsibility         98.2%         17th           4th
                    Ultra-Large 35 Index          99.1%         21st            NA

                    S&P 500 Fund                  96.5%*        32nd           5th
                    Russell 2000 Index Fund       87.2%*        65th          48th


                    *Based on the last five year period.

     The second column of the table is calculated by dividing the total cumulative return after federal taxes (at the highest current tax rates) by the total return before taxes. For example, a taxpayer in the highest tax bracket would have kept 100% of the Portfolio's total return since inception on July 31, 1997, based on current tax rates of 39.6% for income and 20% for long-term capital gains. Since we have made no income or capital gain distributions, you have kept 100% of the total return to date. So far, this is Bridgeway's most tax-efficient portfolio, and I would expect that to be the case in the future (although I can't guarantee this). The third column makes the same calculation for calendar year 1999 only and ranks this tax efficiency compared to all domestic equity funds. The one-year column is only of mild interest, since there is frequently a "lag" between the return earned and taxable distributions made. (In the worst case, a portfolio may make a substantial distribution from its prior years' appreciation in a year when the total return is actually negative; this happened in 1998 in the Ultra-Small Company Portfolio.) The final column compares our tax efficiency to other funds for a longer (five-year) period of time. This is the column that I believe best measures my longer-term report card on tax efficiency. Unfortunately, this data is unavailable for Ultra-Small Index, due to the relative youth of the Portfolio.

     Related to the issue of tax efficiency is the issue of turnover . . .

     Portfolio Turnover

     TRANSLATION: The turnover figure reflects the amount of buying and selling in a mutual fund. Turnover can be detrimental because the portfolio must pay "transaction costs" each time it buys or sells; it can also increase the amount of taxes you pay (in a taxable account only). Most of the turnover in this Portfolio has been related to "harvesting losses," or selling depreciated positions to offset appreciated positions which have outgrown the ultra-small size category. So far, the benefits have outweighed the disadvantages for the Ultra-Small Index Portfolio.

     In my last letter I committed to discussing various sections and specific numbers from our prospectus. This quarter I will answer these questions about portfolio turnover: "What does this number mean?" "How does it compare with comparable funds?" "Why should I care?" "Is our turnover good or bad?" I asked these same kinds of questions as a mutual fund shareholder before becoming a mutual fund manager. Trying to get answers was usually pretty frustrating, so I'll try to make it easier for you!

     The "portfolio turnover rate" for June 30, 1999 appears as the last line in the Financial Highlights table on page 12 of the prospectus. The December 31, 1999 rate appears as the last line in the Financial Highlights schedule in the financial statements attached.

     What does "portfolio turnover" mean?

     The portfolio turnover rate indicates the amount of portfolio holdings that are bought and sold in a year relative to the size of the portfolio. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. It is calculated by dividing the dollar value of all portfolio sales (or purchases, if this is a lower number) by the average net assets over the course of the period in question. Ultra-Small Index's recent turnover rate was 56%, somewhat higher than in the prior fiscal year. Most of this turnover was related to purging the Portfolio of stocks that had outgrown the ultra-small size category and selling depreciated positions to "harvest losses."

     How does turnover in the Ultra-Small Index Portfolio compare with that of comparable funds?

     Turnover for the Ultra-Small Index Portfolio is lower than the average 88% rate among all domestic equity funds but higher than the average 39% of small-cap index funds, based on recent data from Morningstar.

     Is Ultra-Small Index's turnover good or bad?

     Some of our turnover is created by harvesting losses (selling positions that have declined in value). This is good because it offsets other taxable gains. Any turnover for any reason adds to transaction costs (such as broker commissions), and this is bad. However, unlike our other Bridgeway portfolios, we have been able to generate negative trading costs in the Ultra-Small Index Portfolio, which offset commission cost. Overall, I would argue strongly that our turnover has added value so far.

     Why should I care?

     What you should care about is whether or not the turnover generates capital gains (in a taxable account) and whether there are any transaction costs associated with this turnover (in any account.) Although I cannot guarantee that I will always be as successful as I have been recently, I am trying to make both capital gains and turnover work to your advantage in this Portfolio.

     To demonstrate how significant the tax implications of (bad) turnover can be, consider this example. Assume that two funds, A and B, both appreciate 10%/year (close to the long-term rate for large stocks), but fund A distributes all of its gains each year, half in the form of short-term capital gains (taxed at 39.6%) and half in the form of long-term capital gains (taxed at 20%). Fund B has no turnover and incurs no gains. Further assume that the expenses of both funds equal the dividend income, so there are no "ordinary" or "income" fund distributions. Finally, assume that both funds are held 20 years until retirement, at which time a person's tax rate falls from 39.6% to, say, 25%. Then $10,000 invested in Fund B grows to $67,275 in 20 years. After paying the taxes of $14,319 to withdraw this money, an investor is left with $52,956. [footnote: You can avoid these taxes by dying at year 20, at which point the basis is increased to $67,275; then you can celebrate having a lot of money but no need to spend it.] In Fund A, you pay some taxes each year equal to a total of $12,243, but because Uncle Sam has had use of this money each year rather than you, your nest egg only grows to $38,842. Fund B grows 36% more to $52,956 after all taxes are paid. So the less tax efficient portfolio has an after-tax annualized return of 7.0% while the more tax efficient portfolio has an after-tax annualized return of 8.7%. (If the person were still taxed at the highest 39.6% rate after 30 years, then Fund B would have grown to 15% more than Fund A for an after-tax annualized return of 7.8%.)

     The bottom line is that turnover can eat very significantly into returns, due to the higher trading costs and due to the higher tax bill. A very actively managed portfolio must compensate for this large difference with clearly superior stock picking. Most don't - which is one reason the indexing alternative is so attractive.

     Bridgeway Makes Mutual Funds Magazine's list of Top Fund Groups

     I am pleased to report that Bridgeway was included in Mutual Fund Magazine's list of the top 30 fund groups in 1999 on the basis of peer group performance. According to the magazine, Bridgeway's six funds outperformed their peer group by an average of 12.3% last year.

     Bridgeway's Smallest Holding

     In many shareholder letters, I discuss our largest holdings. With this letter I'd like to talk about our smallest holding, also significant, but for a different reason.

     The smallest holding among the six Bridgeway portfolios is 10 shares of Kirby Industries, previously an oil exploration firm, now an oil transportation firm held in the Aggressive Growth Portfolio. It represents one one-thousandth of one percent of net assets. Though an economic asset, its purpose is primarily symbolic. My father worked for this company from the time I was one year old until he died when I was twenty-seven. When I see the KEX symbol among my holdings, it reminds me of my father and many others who created the foundation upon which I build. Nothing of significance that I have accomplished at Bridgeway has been done alone. I'm blessed by the energetic and talented people I work with, by my family who supports me in my work, by my parents and teachers who gave me the tools and resources to found this venture, and by you who allow me to be steward of your money.

     As I write this part of my letter two days before the century's end, I hope and pray you will continue to find your relationship with Bridgeway a positive and rewarding one in the years ahead.

     Conclusion

     As always, I appreciate your feedback. We take shareholder comments seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.

     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1999


Industry  Company                                          Shares        Value
--------  -------                                          ------        -----
Common Stock - 77.0%
      Air Transport - 0.3%
                Air Methods Corporation *                    2,000      $  6,250



      Auto parts - 1.8%
                Hastings Manufacturing
                   Company                                     300         2,438
                IMPCO Technologies, Inc. *                     829        11,554
                Rankin Automotive Group, Inc. *              2,500         5,313
                Raytech Corp*                                6,400        21,600
                                                                        --------
                                                                          40,905

      Automobiles - 0.1%
                McLaren Automotive Group Inc. *              1,000         2,250

      Banking - 5.8%
                Amsurg Corp. *                                 800         5,200
                Bank of the Ozarks *                           300         5,850
                Carolina Fincorp, Inc.                         100         1,019
                Codorus Valley Bancorp, Inc.                   400         7,100
                Community West Bancshares                      800         5,700
                FMS Financial Corporation                      700         6,650
                FVNB Corporation                               200         7,400
                Fidelity Federal Bancorp *                   2,945         3,681
                First Bancshares, Inc.                         600         5,700
                First Colonial Group, Inc.                     315         5,473
                Greater Community Bancorp                      525         4,988
                HMN Financial, Inc.                            400         4,500
                Habercham Bancorp                              600         7,650
                Hallmark Capital Corporation                 1,100         9,900
                Milton Federal Financial
                   Corporation                                 600         7,500
                NSD Bancorp, Inc.                              300         5,250
                Northeast Bancorp *                            600         4,875
                Northrim Bank                                  600         5,963
                Northway Financial Inc.                        300         7,800
                Peoples-Sidney Financial
                   Corporation                                 600         5,250
                SNB Bancshares, Inc.                           500         7,063
                Teche Holding Company                          300         3,975
                Timberland Bancorp, Inc.                       500         5,625
                                                                        --------
                                                                         134,112

     Beverages - 0.4%
                Atlantic Premium Brands Ltd *                 2,500        5,000
                Vermont Pure Holdings, Ltd. *                 1,800        4,950
                                                                        --------
                                                                           9,950
      Building - 2.0%
                AAON, Inc. *                                   350         5,031
                Dominion Homes, Inc. *                       1,250         7,813
                Engle Homes, Inc.                              500         6,000
                Meritage Corporation *                         450         4,894
                Miller Building Systems, Inc. *              1,000         4,875
                Orleans Homebuilders, Inc. *                 2,200         3,850
                Perini Corporation *                           500         1,938
                The Rottlund Company, Inc. *                 1,250         3,281
                STV Group, Inc. *                              700         5,031
                Transcoastal Marine
                   Services, Inc. *                          1,000         2,875
                                                                        --------
                                                                          45,588

      Chemicals - 0.8%
                JLM Industries, Inc. *                       1,100         3,713
                KMG Chemicals, Inc.                          1,100         5,706
                Pure World, Inc. *                           2,640         8,250
                                                                        --------
                                                                          17,669

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 1999



Industry         Company                                   Shares         Value
--------         -------                                   ------         -----

Data Processing - Computer Systems - 0.5%
          Command Systems, Inc. *                            2,500      $  5,000
          Quality Systems, Inc. *                            1,000         7,750
                                                                        --------
                                                                          12,750
Data Processing - Hardware - 1.9%
          Bell Microproducts, Inc. *                           650         7,150
          Printronix, Inc. *                                   700        15,925
          Rimage Corporation *                               1,350        21,600
                                                                        --------
                                                                          44,675

Data Processing - Leasing & Distributor - 0.1%
          PC Service Source, Inc. *                          1,500         3,281

Data Processing - Software & Services - 11.3%
          ARDENT Software, Inc. *                            1,400        54,600
          BrightStar Information
             Technology Group *                              1,000         8,250
          CFI ProServices, Inc. *                              500         4,094
          Catalyst International, Inc. *                       500         6,375
          FOURTH SHIFT Corporation *                         1,200         8,325
          Group 1 Software Inc. *                              400         5,200
          Health Management
             Systems, Inc. *                                 1,200         7,575
          Input Software Inc. *                                400         5,575
          Lifemark Corporation *                             1,000         3,250
          Manchester Equipment Co., Inc. *                   1,400         5,338
          Mecon, Inc. *                                        600         6,488
          MicroTouch Systems, Inc. *                           500         6,313
          Micros to Mainframes, Inc. *                       2,500        16,953
          Performance Technologies, Inc. *                     750        13,031
          Printrak International Inc. *                        700         6,825
          SEEC, Inc. *                                       1,100         7,356
          SPR Inc. *                                         1,000         6,125
          Unify Corporation * #                              2,340        64,058
          Webhire Inc. *                                     1,600        27,000
                                                                        --------
                                                                         262,731
Drugs - Generic and OTC - 0.4%
          D & K Healthcare
             Resources, Inc. *                                 350         5,119
          Neogen Corporation *                               1,000         5,250
                                                                        --------
                                                                          10,369


Education - Education - 0.2%
          TRO Learning, Inc *                                1,000         5,375

Electronics/Electric - 7.1%
          Candela Corporation *                                300         5,588
          Daktronics, Inc. *                                   500        12,625
          Dataram Corporation *                                900        20,194
          Drexler Technology Corporation *                     500         4,875
          EDO Corporation                                    3,700        21,738
          Gradco Systems, Inc. *                             3,800         4,869
          K-Tron International, Inc. *                         400         5,400
          Key Tronic Corporation *                           1,300         4,875
          Nortech Systems Inc. *                             1,400         2,975
          OYO Geospace Corporation *                           500         5,125
          PSC Inc. *                                           800         5,900
          Percon Inc. *                                        350         5,163
          Phoenix Gold International, Inc. *                 1,000         2,813
          Royal Appliance Mfg. Co. *                         1,000         4,875
          Vari-L Company *                                   1,100        37,675
          Vicon Industries, Inc *                            3,400        20,400
                                                                        --------
                                                                         165,090

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999


 Industry       Company                                   Shares        Value
 --------       -------                                   ------        -----
Finance - 4.6%
          Ace Cash Express, Inc. *                           1,200      $ 22,200
          Capital Associates, Inc. *                         2,200         6,875
          Central Financial Acceptance *                     1,800        13,275
          First Investors Financial
             Services Group *                                1,400         7,525
          Lexington Global Asset
             Managers, Inc. *                                2,300         5,606
          Maxcor Financial Group Inc. *                      2,500         6,719
          Owosso Corporation                                 1,000         3,375
          Provident Financial
             Holdings, Inc. *                                  300         4,950
          TFC Enterprises, Inc. *                            9,700        36,375
                                                                        --------
                                                                         106,900

Food - 2.6%
          AMCON Distributing Company *                       1,700        14,138
          Green Mountain Coffee, Inc. *                        700         5,513
          Lucille Farms, Inc. *                              2,000         7,625
          Monterey Pasta Company *                           8,400        33,075
                                                                        --------
                                                                          60,351

Food Serving - 0.8%
          Ark Restaurants Corp. *                            1,700        14,663
          Roadhouse Grill, Inc. *                            1,100         4,538
                                                                        --------
                                                                          19,201

Graphic Arts - 0.4%
          Baldwin Technology
             Company, Inc. *                                 2,000         4,250
          PrimeSource Corporation                            1,000         4,750
                                                                        --------
                                                                           9,000

Health Care Facilities - 0.5%
          Health Power, Inc. *                               2,000         3,375
          MIM Corporation *                                  1,550         3,778
          NextHealth, Inc. *                                 2,300         3,594
                                                                        --------
                                                                          10,747

Home Furnishings - 0.4%
          Catalina Lighting Inc. *                           1,000         4,813
          Flexsteel industries, Inc.                           400         5,350
                                                                        --------
                                                                          10,163


Household Products - 0.5%
          Safety 1st, Inc. *                                 1,500        11,250

Housewares - 0.2%
          Home Products
             International, Inc. *                             500         5,188

Insurance - 0.6%
          21st Century Holding Company *                     1,000         4,125
          Bancinsurance Corporation *                        1,100         5,775
          Vesta Insurance Group, Inc. *                      1,000         3,875
                                                                        --------
                                                                          13,775
Jewelry, Silverware, Watches - 1.1%
          Jan Bell Marketing, Inc. *                         2,000         5,750
          Michael Anthony Jewelers, Inc. *                   4,200        12,338
          OroAmerica, Inc. *                                 1,100         6,875
                                                                        --------
                                                                          24,963

Leather & Shoes - 0.3%
          Tandy Brands Accessories, Inc. *                     500         6,938

Leisure-Amusement - 1.5%
          Integrity Incorporated *                           2,200         6,875
          Johnson Worldwide
             Associates, Inc. *                                700         4,966
          Noodle Kidoodle, Inc. *                            1,200         5,700

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999


Industry  Company                                           Shares        Value
--------  -------                                           ------        -----
Retail Stores,continued
          One Price Clothing Stores, Inc. *                  1,900      $  4,869
          Rag Shops, Inc. *                                  3,780         7,678
          Ultimate Electronics, Inc. *                         800        19,800
          Wilsons The Leather Experts Inc. *                   500         9,219
          Wolohan Lumber Company                               400         4,850
                                                                        --------
                                                                         174,502

Retail Stores - Food Supermarkets - 0.2%
          Village Super Market, Inc. *                         300         3,919

Services - 7.7%
          Advanced Marketing
             Services, Inc.                                    900        25,594
          Business Resource Group *                          6,100        32,406
          FTI Consulting, Inc. *                             1,800         9,000
          GRC International, Inc. *                          2,000        23,750
          Hall, Kinion & Associates, Inc. *                    500        10,750
          Innodata Corporation *                             3,000        23,813
          InterDent, Inc. *                                    835         6,732
          International Airline Support
             Group, Inc. *                                   1,100         4,125
          International Total Services, Inc. *               2,200         2,613
          Navigant International, Inc. *                       800         9,350
          Opinion Research Corporation *                       900         8,100
          Radiologix Inc. *                                  1,000         4,375
          TEAM America Corporation *                         1,000         5,688
          VDI Media *                                        1,000        13,750
                                                                        --------
                                                                         180,046

Steel/Iron - 0.7%
          Bayou Steel Corporation *                          1,000         4,000
          Cold Metal Products, Inc.                          1,300         4,388
          Kentucky Electric Steel, Inc. *                    1,700         4,038
          Webco Industries, Inc. *                             900         2,981
                                                                        --------
                                                                          15,407

Telecommunications - 3.0%
          Able Telcom Holding Corp. *                        2,200        17,600
          Bogen Communications
             International, Inc. *                           3,000        23,250
          Comtech Telecommunications
             Corp. *                                           975        14,381
          Corsair Communications, Inc. *                     1,100         8,938
          TESSCO Technologies Inc. *                           300         5,588
                                                                        --------
                                                                          69,757

Textiles - 0.7%
          The Dixie Group, Inc. *                              700         5,163
          Haggar Corp.                                         450         5,119
          McNaughton Apparel
             Group, Inc. *                                     700         5,075
                                                                        --------
                                                                          15,357

Transportation - 0.3%
          RailAmerica, Inc. *                                  700         5,994

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
            SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited), continued
                     Showing percentage of total net assets
                               December 31, 1999



Industry  Company                                          Shares         Value
--------  -------                                        ----------     ----------

     Transportation/Freight - 3.0%
               Consolidated Delivery &
                  Logistics, Inc. *                          4,800      $ 17,400
               Forward Air Corporation *                     1,200        52,050
                                                                      ----------
                                                                          69,450
     Trucking - 0.9%
               Landair Corporation *                           600         3,000
               P.A.M. Transportation
                  Services, Inc. *                           1,100        12,238
               Smithway Motor Xpress Corp. *                   600         2,475
               USA Truck, Inc. *                               500         3,938
                                                                      ----------
                                                                          21,651
     Utilities-Gas - 0.2%
               Delta Natual Gas Company, Inc.                  230         3,594
                                                                      ----------

     Total Common Stock (Identified Cost $1,399,885)                  $1,788,902

Short-term Investments - 24.6%
     Money Market Funds - 24.6%
               Expedition Money Market Fund                152,252       152,252
               Federated Money Market Prime
                  Obligations Fund                         147,774       147,774
               Federated Money Market Trust
                  Fund                                      61,263        61,263
               Federated Prime Obligations
                  Fund                                      61,681        61,681
               SEI Daily Income Trust Prime
                  Obligations Fund                         149,774       149,774
                                                                      ----------
                                                                         572,744
                                                                      ----------

     Total Short-term Investments (Identified Cost
                      $572,744)                                         $572,744
                                                                      ----------

Total Investments - 101.6%                                            $2,361,646

Other Assets and Liabilities, net - (1.6)%                               (36,968)

                                                                      ----------

Total Net Assets - 100.0%                                             $2,324,678
                                                                      ==========



* Non-income producing security as no dividends were paid during the period from July 1, 1999 to December 31, 1999.

# The portfolio owns a call option on this security.



** The aggregate identified cost on a tax basis is $1,972,629. Gross unrealized appreciation and depreciation were $567,641 and $178,624, respectively, or net unrealized appreciation of $389,017.



See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 1999

ASSETS:
      Investments at value (cost - $1,972,629)                                                 $ 2,361,646
      Cash                                                                                     $   153,697
      Receivable for investments sold                                                          $    19,736
      Receivable from adviser                                                                        3,157
      Receivable for interest                                                                          659
      Receivable for dividends                                                                         184
      Prepaid expenses                                                                              12,227
      Deferred organization costs                                                                    2,336
                                                                                               -----------
            Total assets                                                                         2,553,642
                                                                                               -----------

LIABILITIES:
      Payable for investments purchased                                                            192,866
      Payable for shares redeemed                                                                   34,361
      Payable for management fee                                                                     1,737
                                                                                               -----------
            Total liabilities                                                                      228,964
                                                                                               -----------
      NET ASSETS ( 361,694 SHARES OUTSTANDING)                                                 $ 2,324,678
                                                                                               ===========
      Net asset value, offering and redemption price per share ($2,324,678 / 361,694)          $      6.43
                                                                                               ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                          $ 1,961,593
      Undistributed net realized loss                                                              (25,932)
      Net unrealized appreciation of investments                                                   389,017
                                                                                               -----------
      NET ASSETS                                                                               $ 2,324,678
                                                                                               ===========

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                      For the year ended December 31, 1999

INVESTMENT INCOME:
      Dividends                                                                                $    3,005
      Interest                                                                                      4,270
                                                                                               ----------
            Total income                                                                            7,275

EXPENSES:
      Management fees                                                                               4,544
      Accounting fees                                                                               5,040
      Audit fees                                                                                    2,513
      Custody                                                                                       2,412
      Amortization of organization costs                                                              456
      Insurance                                                                                       101
      Legal                                                                                           302
      Registration fees                                                                             4,525
      Directors' fees                                                                                 122
                                                                                               ----------
            Total expenses                                                                         20,015
      Less fees waived                                                                             (9,575)
      Less expenses reimbursed                                                                     (3,625)
                                                                                               ----------
            Net expenses                                                                            6,815
                                                                                               ----------

NET INVESTMENT INCOME                                                                                 460
                                                                                               ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                            307,586
      Net change in unrealized appreciation                                                       179,043
                                                                                               ----------
      Net realized loss and unrealized appreciation                                               486,629
                                                                                               ----------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                               $  487,089
                                                                                               ==========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                        Six months ended        Year ended
INCREASE (DECREASE) IN NET ASSETS:                      December 31, 1999     June 30, 1999
OPERATIONS:
      Net investment loss                                    $        460      $     (6,871)
      Net realized (loss) gain on investments                     307,586          (334,355)
      Net change in unrealized appreciation                       179,043           181,969
                                                             ------------      ------------
          Net increase resulting from operations                  487,089          (159,257)
                                                             ------------      ------------
      Distributions to shareholders:
          From net investment income                                    0                 0
          From realized gains on investments                            0                 0
                                                             ------------      ------------
            Total distributions to shareholders                         0                 0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                776,729           989,238
      Reinvestment of dividends                                         0                 0
      Cost of shares redeemed                                    (525,305)         (773,113)
                                                             ------------      ------------
          Net increase from Fund share transactions               251,424           216,125
                                                             ------------      ------------
          Net increase in net assets                              738,513            56,868
NET ASSETS:
      Beginning of period                                       1,586,165         1,529,297
                                                             ------------      ------------
      End of period                                          $  2,324,678      $  1,586,165
                                                             ============      ============

Number of Fund shares:
      Sold                                                        133,699           197,735
      Issued on dividends reinvested                                    0                 0
      Redeemed                                                    (91,957)         (146,743)
                                                             ------------      ------------
          Net increase                                             41,742            50,992
      Outstanding at beginning of period                          319,952           268,960
                                                             ------------      ------------
      Outstanding at end of period                                361,694           319,952
                                                             ============      ============


               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                      Six months ended        Year ended     July 31, 1997* to
                                                      December 31, 1999     June 30, 1999    June 30, 1998
PER SHARE DATA
      Net asset value, beginning of period                 $       4.96      $       5.69       $       5.00
                                                           ------------      ------------       ------------
      Income (loss) from investment operations:
          Net investment loss                                      0.00             (0.02)             (0.02)
          Net realized and unrealized gain                         1.47             (0.71)              0.71
                                                           ------------      ------------       ------------
               Total from investment operations                    1.47             (0.73)              0.69
                                                           ------------      ------------       ------------
      Less distributions to shareholders:
          Net investment income                                    0.00              0.00               0.00
          Net realized gains                                       0.00              0.00               0.00
                                                           ------------      ------------       ------------
               Total distributions                                 0.00              0.00               0.00
                                                           ------------      ------------       ------------
      Net asset value, end of period                       $       6.43      $       4.96       $       5.69
                                                           ============      ============       ============

TOTAL RETURN [1]                                                   29.6%            (12.8%)             13.8%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                            $  2,324,678      $  1,586,165       $  1,529,297
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                0.75%             0.75%              0.75%
          Expenses before waivers and reimbursements               2.20%             2.43%              1.74%
          Net investment income (loss) after waivers
              and reimbursements                                   0.05%            (0.51%)            (0.38%)

      Portfolio turnover rate [2]                                 41.90%            48.29%             61.70%

[1]   Not annualized.
[2]   Annualized.
*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Small Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $5 million.

3.     Management Contract:

       The Ultra-Small Index Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Index Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the six months ended December 31, 1999. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities other than cash equivalents were $330,455, and $585,274, respectively for the six months ended December 31, 1999.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.       Federal Income Taxes:

       At June 30, 1999 the fund had $152,824 in capital loss carryforwards for federal income tax purposes expiring June 30, 2007. The Fund incurred and elected to defer post-October 31 net capital losses of $181,531 to the year ended June 30, 2000.